UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OUSTER, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE & PROXY
STATEMENT
Annual Meeting of Stockholders
June 18, 2025
10:00 a.m. (Pacific Time)
OUSTER, INC.
350 TREAT AVENUE
SAN FRANCISCO, CA 94110
April   , 2025
To Ouster’s Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc. (“Ouster” or the “Company”) to be held on Wednesday, June 18, 2025 at 10:00 a.m., Pacific Time. Ouster’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2025. Utilizing a virtual meeting format will allow stockholders to participate from any location, and we expect will lead to increased attendance, improved communications and cost savings for Ouster’s stockholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received Ouster’s Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a printed proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Theodore L. Tewksbury, Ph.D.
Chair of the Board
Notice of Annual Meeting of Stockholders
To be Held on Wednesday, June 18, 2025

OUSTER, INC.
350 TREAT AVENUE
SAN FRANCISCO, CA 94110
The Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc., a Delaware corporation (“Ouster” or the “Company”), will be held at 10:00 a.m., Pacific Time, on Wednesday, June 18, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2025. The Annual Meeting is called for the following purposes:

To elect Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock as Class I Directors to serve until our 2028 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

To approve an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of Ouster’s outstanding shares of common stock at the close of business on April 21, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 350 Treat Avenue, San Francisco, California for a period of 10 days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,
Megan Chung
General Counsel and Secretary
San Francisco, California
April   , 2025

i

PROXY STATEMENT
OUSTER, INC.
350 TREAT AVENUE
SAN FRANCISCO, CA 94110
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Ouster, Inc. (“Ouster,” “we,” “us,” or the “Company”) of proxies to be voted at Ouster’s Annual Meeting of Stockholders to be held on Wednesday, June 18, 2025 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of common stock at the close of business on April 21, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. At the close of business on the Record Date, there were [ ] shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) will be released on or about April [ ], 2025 to Ouster’s stockholders on the Record Date.
On November 4, 2022, we entered into an Agreement and Plan of Merger (the “Velodyne Merger Agreement”) with Velodyne Lidar, Inc., a Delaware corporation (“Velodyne”), Oban Merger Sub, Inc., a Delaware corporation and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub I”) and Oban Merger Sub II LLC, a Delaware limited liability company and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub II”). On February 10, 2023, we completed our merger of equals with Velodyne pursuant to the terms of the Agreement and Plan of Merger with Velodyne, Merger Sub I and Merger Sub II (the “Velodyne Merger”).
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 18, 2025
This Proxy Statement and our 2024 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS
At the Annual Meeting, our stockholders will be asked:

To elect Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock as Class I Directors to serve until our 2028 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

To approve an amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Company’s Board of Directors (the “Board”) unanimously recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

FOR the election of each of Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock as Class I Directors;
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers; and

FOR the approval of an amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Ouster’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Ouster is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April [ ], 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us and intermediaries (such as brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 21, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were [ ] shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” are held in the name of a bank, broker or other agent on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank, broker or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in “street name,” our proxy materials are being provided to you by your bank, broker or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other agent how to vote your shares, and the bank, broker or other agent is required to vote your shares in accordance with your instructions.
If your shares are held in “street name” and you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. If you would like to vote your shares online during the Annual Meeting, your bank or broker will need to provide you with a 16-digit control number.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, represented by remote communication or represented by proxy, of the holders of one third (1/3) in voting power of common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the person presiding over the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
WHO CAN ATTEND AND VOTE AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS?
You may attend and vote at the Annual Meeting only if you are an Ouster stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/OUST2025. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.
WHY IS THE MEETING HELD VIRTUALLY?
We believe that hosting a virtual meeting is in the best interests of the Company and our stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and it is more environmentally friendly.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting website. If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting login page.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting. If you are a stockholder of record, you may vote by proxy:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling (800) 690-6903 and following the instructions on the proxy card; or
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m., Pacific Time, on June 17, 2025.
To participate in the Annual Meeting, including to vote via the Internet during the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/OUST2025 and enter the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time, on June 18, 2025.
If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or brokerage firm. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/OUST2025 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in “street name” and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes. If you are a stockholder of record, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet at www.proxyvote.com or telephone by calling (800) 690-6903;
•	by giving timely written notice of revocation to our Secretary prior to the Annual Meeting by writing to Ouster’s offices at 350 Treat Avenue, San Francisco, California 94110; or
•	by voting during the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy.
If you are a beneficial holder of shares or if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote electronically during the Annual Meeting using your 16-digit control number.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no business other than those matters listed in the Notice of Meeting at the beginning of this proxy statement that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting; however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld /Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
Abstentions and broker non-votes, if any, will have no effect, and because brokers have discretionary authority to vote on this proposal we do not expect any broker non-votes in connection with this proposal.

Proposal	Votes required	Effect of Votes Withheld /Abstentions and Broker Non-Votes
Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect.

Proposal 4: Approval of an amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware
	The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on such matter.	Abstentions and broker non-votes will have the same effect as votes against the proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the three other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote solely for purposes of determining a quorum. Votes withheld will have no effect on the election of directors and abstentions will have no effect on Proposal Nos. 2 and 3. Abstentions will have the same effect as votes against Proposal No. 4.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker, bank or other agent in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other agent (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker or other agent is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. The only routine matter presented at the Annual Meeting is Proposal No. 2, relating to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal Nos. 1, 3 and 4. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

WILL THERE BE A QUESTION-AND-ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting or questions submitted at www.proxyvote.com in advance of the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, for up to 10 minutes after the completion of the Annual Meeting. Appropriate questions submitted by stockholders will be read during the Q&A portion of the Annual Meeting. Through this process, we believe we can respond to more questions than we were able to respond to at an in-person meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2025 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. If you would like to submit questions in advance of the Annual Meeting, please visit www.proxyvote.com before 11:59 p.m. Eastern Time on June 17, 2025 and enter your 16-digit control number. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two-question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Depending on the number of questions submitted, we may not be able to answer all questions during the Annual Meeting. Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2025 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON
PROPOSAL 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until our annual meeting of stockholders to be held in 2028 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal.
We currently have seven (7) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose current term will expire at the upcoming Annual Meeting and whose subsequent term will expire at the 2028 annual meeting of stockholders; Class II, whose term will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2027 annual meeting of stockholders. The current Class I Directors are Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock; the current Class II Directors are Virginia Boulet and Angus Pacala; and the current Class III Directors are Susan Heystee and Theodore L. Tewksbury, Ph.D.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock will be unable to serve if elected. Each of Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock has consented to being named in this proxy statement and to serve if elected.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of each of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster
Christina C. Correia	55	2024	Director
Stephen A. Skaggs	62	2024	Director
Ernest E. Maddock	67	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:

CHRISTINA C. CORREIA	Age 55

Christina C. Correia has served as a member of our Board since November 2024. Ms. Correia has also served as Group Vice President, Chief Accounting Officer and Business Finance at Lam Research Corporation (Nasdaq: LRCX), a supplier of wafer-fabrication equipment and related services to the semiconductor industry, since May 2024. Prior to her current position, Ms. Correia has held multiple leadership roles at Lam in Finance, Corporate Communications and Investor Relations since joining in 2002, including serving as Corporate Vice President, Chief Accounting Officer and Business Finance from October 2023 to May 2024, Corporate Vice President, Chief Accounting Officer, Investor Relations and Corporate Finance from March 2023 to October 2023; Corporate Vice President, Investor Relations and Corporate Finance from April 2020 to March 2023; and Corporate Vice President, Investor Relations and Corporate Communications from September 2018 to April 2020. Prior to joining Lam, Ms. Correia worked at BroadVision, Inc. (Nasdaq: BVSN), an international software company, where she served as the company’s Vice President and Corporate Controller in addition to several other senior-level finance positions from September 1999 to November 2002. She previously worked in the assurance practice at KPMG, LLP, supporting the firm’s technology clients, from September 1992 to September 1999. Ms. Correia holds a B.S. in Business Administration from the University of California, Berkeley and is a licensed Certified Public Accountant in the State of California. We believe that Ms. Correia is qualified to serve as a member of our Board due to her financial expertise and extensive executive leadership experience.

STEPHEN A. SKAGGS	Age 62

Stephen A. Skaggs has served as a member of our Board since November 2024. Mr. Skaggs has been a private investor since April 2016. He currently serves on the board of directors of Coherent Corp. (NYSE: COHR). Previously he held the position of Senior Vice President and Chief Financial Officer of Atmel Corporation, a leading supplier of microcontrollers, from May 2013 until its acquisition by Microchip Technology Incorporated (Nasdaq: MCHP) in April 2016. Mr. Skaggs has more than 25 years of experience in the semiconductor industry, including serving as President, Chief Executive Officer and Chief Financial Officer of Lattice Semiconductor (Nasdaq: LSCC), a supplier of programmable logic devices and related software. He was also previously a member of the board of directors of Lattice. Prior to Lattice, Mr. Skaggs was employed by Bain & Company, a global management consulting firm, where he specialized in high technology product strategy, mergers and acquisitions and corporate restructurings. Mr. Skaggs holds an M.B.A. from Harvard Business School and a B.S. in Chemical Engineering from the University of California, Berkeley. We believe that Mr. Skaggs is qualified to serve as a member of our Board due to his extensive executive and management experience in the high-technology industry, including serving as chief executive officer, chief financial officer and director of other public companies.

ERNEST E. MADDOCK	Age 67

Ernest E. Maddock has served as a member of our Board since February 2023. Mr. Maddock served as Chief Financial Officer of Micron Technology, Inc., a semiconductor manufacturing company, from 2015 until his retirement in 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Riverbed Technology, Inc., an information technology company, from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at the semiconductor capital equipment company Lam Research Corporation, culminating in the position of Chief Financial Officer from 2008 to 2013. Mr. Maddock has served on the boards of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT), a provider of semiconductor capital equipment components and services, since June 2018, Avnet (Nasdaq: AVT), a technology distribution company, since August 2021 and Teradyne (Nasdaq: TER), a semiconductor capital equipment and robotics company, since November 2022. Mr. Maddock previously served on the Board of Intersil Corporation (Nasdaq: ISIL), a semiconductor company, from 2015 until its acquisition in 2017. Mr. Maddock received a BS in Industrial Management from the Georgia Institute of Technology and an MBA with a specialization in Finance from Georgia State University. We believe that Mr. Maddock is qualified to serve as a member of our Board due to his experience as a director and financial officer for multiple public technology companies and his decades of finance and operations experience in high tech businesses.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)
The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster
Virginia Boulet	71	2023	Director
Angus Pacala	37	2015	Director, Co-Founder and Chief Executive Officer

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

VIRGINIA BOULET	Age 71

Virginia Boulet has served as a member of our Board since February 2023. She served as a Managing Director of Legacy Capital, LLC, an investment company, from April 2014 until 2019. From 2014 through 2018, she was an adjunct professor of law at Loyola University Law School. From 2002 to March 2014, Ms. Boulet served as Special Counsel at the law firm of Adams and Reese, LLP. She also served as President and Chief Operating Officer of IMDiversity, Inc. from March 2002 to March 2004. Prior to 2002, Ms. Boulet was a partner at the law firms of Phelps Dunbar, LLP and Jones Walker. Ms. Boulet serves as a director of W&T Offshore, Inc (NYSE: WTI), an oil and gas production company, as the Chairperson of its Nominating and Corporate Governance Committee and on its Audit and Compensation committees. Additionally, Ms. Boulet served on the board of Velodyne from November 2011 to February 2023 and was appointed Chairperson of the Velodyne board in July 2022. Additionally, Ms. Boulet previously served on the board of Lumen Technologies, Inc. (NYSE: LUMN), a telecommunications company, from 2002 to 2021. Ms. Boulet received a B.A. from Yale University, and a J.D., cum laude, from Tulane University. We believe Ms. Boulet is qualified to serve on our Board due to her extensive experience representing public and private technology companies and advising their boards and committees, as well as her knowledge of business, legal and governance issues faced by public companies.

ANGUS PACALA	Age 37

Angus Pacala co-founded Ouster in June 2015 and has served as our Chief Executive Officer and director since then. Previously, Mr. Pacala was Director of Engineering at Quanergy, Inc. from November 2012 to February 2015. Prior to this appointment, Mr. Pacala was Battery Engineer at Amprius, Inc. from June 2011 to October 2012. Mr. Pacala holds a Bachelor of Science degree in mechanical engineering and a Master of Science degree in mechanical engineering from Stanford University. We believe that Mr. Pacala is qualified to serve as a member of our Board due to his extensive technical background and his history as Ouster’s co-founder.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)
The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster
Susan Heystee	63	2018	Vice Chair of the Board
Theodore L. Tewksbury, Ph.D.	68	2023	Chair of the Board

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

SUSAN HEYSTEE	Age 63

Susan Heystee has served as a member of our board of directors since September 2018. Ms. Heystee has served as Vice Chair of our Board since April 2024 and she previously served as our lead independent director from March 2023 until April 2024. From August 2021 to February 2023, Ms. Heystee served as the Chair of our Board. She also served as our Interim Chief Revenue Officer from January 2021 to July 2021. Previously, Ms. Heystee was Senior Vice President of Global Automotive Business at Verizon Connect from January 2017 to June 2018. Prior to that, Ms. Heystee served as Executive Vice President of Global Sales and OEM Business at Telogis, which was acquired by Verizon in July 2016, from February 2010 to December 2016. Ms. Heystee has also served as a member of the board of directors of revVana Inc., a private software-as-a-service company providing revenue realization management solutions, since April 2020 and a member of the board of directors of ChargePoint, Inc. (NYSE: CHPT), a publicly-traded electric vehicle charging station company, since May 2021. Ms. Heystee holds bachelor’s degrees in mathematics and business from the University of Waterloo and an Advanced Management Program Certificate from Harvard Business School. We believe that Ms. Heystee is qualified to serve as a member of our Board due to her extensive experience in the technology sector and knowledge of market driven strategies.

THEODORE L. TEWKSBURY, PH.D.	Age 68

Dr. Tewksbury has served as Chair of our Board since April 2024 and previously served as Executive Chairperson of our Board from February 2023 to April 2024. Dr. Tewksbury served as Velodyne’s Chief Executive Officer from November 2021 until February 2023. Prior to that, he was CEO of Eta Compute, a provider of ultra-low power AI vision systems, from August 2019 to November 2021. Dr. Tewksbury has been a director of Maxlinear, Inc. (Nasdaq: MXL), a mixed-signal semiconductor company, since May 2015, where he chairs the Cybersecurity Committee and serves on the Audit and Nominating and Governance committees. From February 2017 to March 2019, Dr. Tewksbury was Chairman and CEO of Energy Focus, Inc., a provider of high-performance LED lighting solutions. Dr. Tewksbury was a director of Entropic Communications from September 2010 and CEO from November 2014 until MaxLinear’s acquisition of Entropic in April 2015. From 2013 to November 2014, he was an independent consultant to technology companies. From 2008 to 2013, Dr. Tewksbury served as CEO of Integrated Device Technology, Inc. and, from 2006 to 2008, was CEO of AMI Semiconductor, both of which were public semiconductor companies. Prior to that, he held management and engineering leadership roles at Maxim Integrated Products, IBM Microelectronics and Analog Devices. Dr. Tewksbury was a member of the board of directors of the Global Semiconductor Alliance (GSA) from March 2011 to August 2013. Dr. Tewksbury holds a B.S. in Architecture and an M.S. and a Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology. We believe that Dr. Tewksbury is qualified to serve as a member of our Board and as the Chair of our Board of Directors due to his industry knowledge and expensive experience as an executive and director for public technology companies.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee of the Board (the “Audit Committee”) has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of such appointment is a good corporate governance practice.
PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 through December 31, 2024. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Ouster.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
The Audit Committee has been actively engaged in overseeing the remediation of the Material Weaknesses that were first reported in Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2023, management remediated all aspects of the Material Weaknesses pertaining to IT General Controls. During the fiscal year ended December 31, 2024, management remediated certain components of the Material Weakness pertaining to period end financial reporting. No additional Material Weaknesses were identified for the fiscal year ended December 31, 2024. Management has developed a comprehensive plan, including the retention of expert consultants, to further address the remaining Material Weaknesses. The Audit Committee continues to closely monitor management’s progress in these remediation efforts.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Ernest E. Maddock (Chair)
Christina C. Correia
Susan Heystee
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2024 and 2023:

Fee Category	Fiscal 2024	Fiscal 2023
Audit Fees	$1,800,000	$2,471,345
Audit-Related Fees	$—	$650,000
All Other Fees	$2,000	$15,000
Total Fees	$1,802,000	$3,136,345

AUDIT FEES
Audit fees in 2024 and 2023 consisted of fees for the audit of our annual financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, the review of financial statements to be included in registration statements, services associated with the issuance of comfort letters and the issuance of consents to registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.
AUDIT-RELATED FEES
Audit-related fees consist of fees that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”.
In 2023, our audit-related fees consisted of fees associated with assurance and related services, including but not limited to the internal control reviews and audits in connection with the Velodyne Merger and other technical accounting matters.
ALL OTHER FEES
For 2023 and 2024, all other fees consisted of fees related to technical research tools and similar resources.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers
In accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21(a) under the Securities Exchange Act of 1934, as amended, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”
We believe that our compensation programs and policies for the year ended December 31, 2024 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and are worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design our performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company achievement and individual compensation.
This vote is merely advisory and will not be binding upon the Company, our Board or the Board’s Compensation Committee (the “Compensation Committee”), nor will it create or imply any change in the duties of the Company, our Board or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. At our 2024 annual meeting of stockholders, approximately 98% of the votes cast were voted “for” the proposal. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
At our annual meeting of stockholders held on June 9, 2022, our stockholders recommended, on an advisory basis, that future stockholder votes on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. An annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal. Accordingly, our next advisory say-on-pay vote (following the advisory vote at this Annual Meeting) is expected to occur at our 2026 annual meeting of stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

PROPOSAL 4: Approval of an Amendment to our Certificate of Incorporation to Provide for Exculpation of Officers from Breaches of Fiduciary Duty to the Extent Permitted by the General Corporation Law of the State of Delaware.
Background
In Proposal 4, the Board seeks the approval of an amendment (the “Exculpation Amendment”) to the Company’s Certificate of Incorporation to provide for the exculpation of officers of the Company from liability for breach of the fiduciary duty of care to the extent permitted by the General Corporation Law of the State of Delaware (“DGCL”). A copy of the Exculpation Amendment contemplated by Proposal 4 is attached hereto as Annex A.
Effective August 1, 2022, Section 102(b)(7) of the DCGL was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate directors only, and our Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of certain of our officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to service of process in Delaware by written agreement (collectively, “Covered Officers”). The proposed Exculpation Amendment would allow for the exculpation of our Covered Officers to the fullest extent permitted by the DGCL.
The Board has unanimously adopted and is submitting for stockholder approval the Exculpation Amendment. If our stockholders approve the Exculpation Amendment, our Board has authorized our officers to file a Certificate of Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Exculpation Amendment at the 2025 annual meeting, and the Certificate of Amendment would become effective upon acceptance by the Delaware Secretary of State.
If our stockholders do not approve the Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Exculpation Amendment, our Board retains discretion under Delaware law to determine when to file the Certificate of Amendment with the Delaware Secretary of State and to abandon the Exculpation Amendment notwithstanding prior stockholder approval of the Exculpation Amendment.
Effect of the Exculpation Amendment
The Exculpation Amendment contemplated by Proposal 4 would allow for the exculpation of Covered Officers to the fullest extent permitted by the DGCL, as is currently in effect or as it may hereafter be amended.
The Exculpation Amendment would currently allow for the exculpation of officers who are Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Our current executive officers may have an interest in the approval of the Exculpation Amendment, as they may be exculpated from liability for certain actions to the extent consistent with the DGCL.

Reasons for the Exculpation Amendment
Our Board believes that adopting the Exculpation Amendment contemplated by this Proposal 4 would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
In addition, adopting the Exculpation Amendment contemplated by this Proposal 4 would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. We believe that enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders. We also believe that adopting the proposed amendment may lessen the Company’s exposure to potential expense associated with defending our officers against claims that have no legal merit.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of the Exculpation Amendment.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Current Position(s) at Ouster
Angus Pacala	37	Co-Founder, Chief Executive Officer and Director
Mark Frichtl	36	Co-Founder and Chief Technology Officer
Chen Geng	38	Interim Chief Financial Officer & Treasurer
Darien Spencer	61	Chief Operating Officer
Megan Chung	51	General Counsel and Secretary

For Angus Pacala’s biography, see page 11 of this proxy statement.
Mark Frichtl co-founded Ouster in June 2015 and has served as our Chief Technology Officer since then. Previously, Mr. Frichtl was a Technologies Development Engineer at Apple, Inc. from April 2015 to May 2015 and an Engineer at Quanergy, Inc. from July 2013 to April 2015. Mr. Frichtl holds a Bachelor of Science degree in engineering physics and a Master of Science degree in mechanical engineering from Stanford University.
Chen Geng has served as our Interim Chief Financial Officer & Treasurer since February 2025. Previously, Mr. Geng served as the Company’s Vice President, Strategic Finance & Treasurer from September 2023 to February 2025, and prior to that served as the Company’s Director of Corporate Development from July 2021 to September 2023. Prior to joining the Company, Mr. Geng worked as an investment analyst at Point72 Asset Management from July 2018 to July 2021. Mr. Geng received his B.A. in Finance and Economics from New York University Stern School of Business.
Darien Spencer has served as our Chief Operating Officer since February 2023. From July 2017 to January 2023, he served as our Executive Vice President of Global Operations. Previously, Mr. Spencer was Executive Vice President of Operations and Chief Procurement Officer at Enphase Energy, an energy technology company, from August 2013 to April 2017. Prior to joining Enphase Energy, Mr. Spencer was General Manager of Business Units and Automation at Jabil Circuit, a product solutions company, from August 2012 to August 2013. Mr. Spencer has previously served as Co-Founder and Chief Operating and Procurement Officer at Optisolar / Novasolar Corporation from January 2007 to November 2012 and Senior Vice President of Asia Operations at Maxtor Corporation, a hard disk drive manufacturer, and Seagate Technology after the latter acquired Maxtor Corporation in May 2006, from January 2005 to January 2007.
Megan Chung has served as our General Counsel and Secretary since February 2023. Previously, Ms. Chung served as our Deputy General Counsel from July 2021 to February 2023. Prior to joining the Company, Ms. Chung served as a Partner at the law firm of Kilpatrick Townsend & Stockton LLP from 2014 to July 2021, including as Office Managing Partner for the firm’s San Diego office from October 2019 to July 2021. Ms. Chung’s practice focused on complex and technical intellectual property counseling, litigation, and portfolio management. Ms. Chung received her J.D. from the University of California, Davis School of Law and her B.A. and M.A. from Stanford University.

CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Ouster. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section under “Documents & Charters” of our Investors website at investors.ouster.com, or by writing to our Secretary at our offices at 350 Treat Avenue, San Francisco, California 94110.
BOARD COMPOSITION
Our Board currently consists of seven (7) members: Virginia Boulet, Susan Heystee, Ernest E. Maddock, Angus Pacala, Christina C. Correia, Stephen A. Skaggs and Theodore L. Tewksbury, Ph.D. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Between annual meetings, the Board may elect directors to fill vacancies with new directors allocated among classes and each class should consist, as nearly as may be possible, of one-third of the total number of directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.
DIRECTOR INDEPENDENCE
Our Board has undertaken a review of the independence of our directors and considered whether any director has a relationship which, in the opinion of the Board, could interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined that Virginia Boulet, Christina C. Correia, Susan Heystee, Ernest E. Maddock, Stephen A. Skaggs and Theodore L. Tewksbury, Ph.D. are each an “independent director,” as defined under the rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”). In addition, while they served on our Board, the Board determined that each of Riaz Valani, Kristin Slanina and Karin Rådström was independent under the rules of the New York Stock Exchange, which were the applicable independence standards at the time of their service. In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence.
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. In connection with his initial election to our Board, Ernest E. Maddock was designated to serve on our Board by Velodyne pursuant to our merger agreement with Velodyne. Christina C. Correia was recommended to serve on our Board by an independent director and Stephen A. Skaggs was recommended to serve on our Board by an executive officer. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board and committee meetings; whether the board has appropriate diversity of experience, qualifications, skills, and personal background; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Ouster, Inc., 350 Treat Avenue, San Francisco, California 94110. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS BY INTERESTED PARTIES
Any Company stockholder or other interested party who desires to communicate with our Board of Directors, the Chair of our Board, the lead director, if any, any chairperson of a Board committee, or our non-management or independent members of the Board, may do so by addressing such communications to the intended recipient by name or position in care of: Ouster, Inc. to the attention of the General Counsel, 350 Treat Avenue, San Francisco, California 94110.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Corporate Governance Guidelines provide the Board with flexibility to select our Chair of the Board, any Vice Chair of the Board and our Chief Executive Officer in the way the Board considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chair and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chair should be selected from the independent directors.
Currently, the roles of Chair of the Board and Chief Executive Officer are separated. In addition, we currently have a Vice Chair of the Board. Our Board continues to believe that the separation of the positions of Chair of the Board and Chief Executive Officer, together with the role of Vice Chair, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. Our Board exercises its judgment in establishing, combining or separating the roles of Chair of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.
If the Chair is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a lead independent director. Presently, the Board has not appointed a lead independent director because the Chair is independent. From March 2023 until April 2024, Susan Heystee was appointed as lead independent director. If applicable, the lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair and any Vice Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board. When the Chair of the Board is an independent director, the Chair of the Board serves as lead independent director. The Board may modify its leadership structure in the future as it deems appropriate.

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee is also specifically responsible for overseeing the management of financial, cybersecurity and data privacy risks, including oversight of the measures taken by management to remediate our material weaknesses. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and other corporate governance matters. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
EXECUTIVE SESSIONS
The non-management, independent members of the Board meet in regularly scheduled executive sessions. Theodore L. Tewksbury, as independent Chair of the Board, presides over such executive sessions.
INSIDER TRADING COMPLIANCE POLICY
Our Board has adopted an Insider Trading Compliance Policy that governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and other employees of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 21, 2025.
The Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director or employee to no longer have the same objectives as the Company’s other stockholders.
RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION POLICY
Ouster has adopted a Recovery of Erroneously Awarded Compensation Policy that consistent with final SEC and Nasdaq rules, requires the clawback of certain erroneously awarded compensation. In conformance with these rules, our policy requires the clawback by the Company of certain incentive-based compensation paid to current and former executive officers in the event that the Company is required to prepare an accounting restatement pursuant to which such compensation would not properly have been paid.
EQUITY AWARD TIMING POLICIES AND PRACTICE
We generally grant equity awards at regularly scheduled Compensation Committee meetings. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.
We have not granted stock options or similar option-like instruments to our service providers since 2021. Accordingly, during fiscal year 2024, we did not grant stock options or similar option like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Conduct is available on our

Investors website at investors.ouster.com in the “Corporate Governance” section. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, that are required to be disclosed by SEC or Nasdaq Rules will be disclosed on our website. We granted no waivers under our Code of Conduct with respect to our executive officers or directors in fiscal year 2024.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were 9 meetings of the Board during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which he or she served during the period in which he or she served as a director. Last year, all of our then-current directors attended the 2024 annual meeting of stockholders.
Under our Corporate Governance Guidelines, which are available on our website at www.ouster.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), and the annual meeting of stockholders, with the understanding that, on occasion, a director may be unable to attend a meeting. All directors are expected to attend all Board and applicable committee meetings. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

COMMITTEES OF THE BOARD
Our Board has established three standing committees: Audit, Compensation and Nominating and Corporate Governance — each of which operates pursuant to a written charter that has been approved by our Board specifically for each respective committee.
The members of each of the Board committees are set forth in the following chart:

Name	Audit	Compensation	Nominating and Corporate Governance
Virginia Boulet			Chair
Christina C. Correia	X
Susan Heystee (Vice Chair of the Board)		Chair	X
Ernest E. Maddock	Chair	X
Stephen A. Skaggs	X	X
Theodore L. Tewksbury, Ph.D. (Chair of the Board)			X

AUDIT COMMITTEE
Our Audit Committee’s responsibilities include, but are not limited to:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing our financial and accounting controls, including our internal audit function, and compliance with legal and regulatory requirements;
•	overseeing enterprise risk management, including the management of financial risks and cybersecurity risks;
•	reviewing related person transactions;
•	reviewing and monitoring the adequacy and effectiveness of our internal control over financial reporting and our compliance with legal and regulatory requirements; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
The Audit Committee charter is available on our website at www.ouster.com. The current members of the Audit Committee are Ernest E. Maddock, Stephen A. Skaggs and Christina C. Correia, with Ernest E. Maddock serving as the chair.
Our Board has determined that each of Ernest E. Maddock, Stephen A. Skaggs and Christina C. Correia are independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our Board has also determined that each of Ernest E. Maddock, Stephen A. Skaggs and Christina C. Correia meets the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and that each of Ernest E. Maddock, Stephen A. Skaggs and Christina C. Correia is an “audit committee financial expert” within the meaning of the SEC rules and has accounting or related financial management expertise as required under the Nasdaq Rules.
The Audit Committee met 5 times during the fiscal year ended December 31, 2024.

COMPENSATION COMMITTEE
The Compensation Committee is responsible for, among other matters:
•
reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and, based upon this evaluation (either alone, or if directed by our Board, in conjunction with a majority of the independent directors of our Board), setting the compensation of our Chief Executive Officer;

•	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•	reviewing and making recommendations to our Board regarding the compensation of our directors as well as directors’ and officers’ indemnification and insurance arrangements;
•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•	administering and overseeing our compliance with the compensation recovery policy required by applicable SEC and Nasdaq rules; and
•	appointing and overseeing any compensation consultants.
Pursuant to the Compensation Committee’s charter, which is available on our website at www.ouster.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2024, the Compensation Committee engaged Semler Brossy to serve as a compensation consultant on executive compensation matters. The Compensation Committee has considered the adviser independence factors required under Nasdaq rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s amended and restated bylaws (the “Bylaws”) and applicable Nasdaq Rules.
The current members of our Compensation Committee are Susan Heystee, Ernest E. Maddock and Stephen A. Skaggs, with Susan Heystee serving as the chair. Each member of our Compensation Committee meets the requirements for independence under the current Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee membership. Each member of our Compensation Committee is also a non-employee director, as defined in Section 16b-3 of the Exchange Act.
The Compensation Committee met 6 times during the fiscal year ended December 31, 2024.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee is responsible for, among other matters:
•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•	recommending to our Board the nominees for election to our Board at annual meetings of stockholders and director candidates to fill vacancies occurring between annual meetings of stockholders;
•	reviewing the Board leadership structure and recommending any proposed changes to the Board;
•	overseeing the periodic evaluation of the Board and its committees;
•	overseeing succession planning for the Chief Executive Officer and other executive officer roles; and

•	developing and recommending to our Board a set of corporate governance guidelines and overseeing other corporate governance matters.
The Nominating and Corporate Governance Committee charter is available on our website at www.ouster.com. Our Nominating and Corporate Governance Committee consists of Virginia Boulet, Susan Heystee and Theodore L. Tewksbury, with Virginia Boulet serving as the chair. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met 3 times during the fiscal year ended December 31, 2024.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our 2024 named executive officers. Our named executive officers and their positions for the year ended December 31, 2024 (collectively, the “named executive officers”) are:
•	Angus Pacala, our Chief Executive Officer;
•	Mark Frichtl, our Chief Technology Officer; and
•	Megan Chung, our General Counsel and Secretary.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion. As a smaller reporting company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, we are not required to include a Compensation Discussion and Analysis section of our proxy statement and have elected to comply with the scaled disclosure requirements applicable to smaller reporting company.
2024 Summary Compensation Table
The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal year ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Angus Pacala Chief Executive Officer	2024	400,000	1,099,515	399,240	11,692	1,910,447
	2023	324,999	368,400	354,871	8,692	1,056,962
Mark Frichtl Chief Technology Officer	2024	400,000	733,013	199,620	4,307	1,336,940
	2023	344,998	368,400	188,354	8,261	910,013
Megan Chung General Counsel and Secretary	2024	350,000	602,884	174,668	9,923	1,137,475

(1)
Amounts reflect the full grant-date fair value of stock awards granted during fiscal 2024 computed in accordance with Accounting Standards Codification (“ASC”) Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards made to named executive officers in Note 11 of our financial statements included in our Form 10-K.

(2)	Amounts reported for fiscal 2024 constitute employer matching contributions under our 401(k) plan.
Narrative to the Summary Compensation Table
2024 Annual Base Salaries
Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For 2024, the annual base salaries of Mr. Pacala, Mr. Frichtl and Ms. Chung were $400,000, $400,000 and $350,000, respectively.
We retain the discretion to increase the annual base salaries of our named executive officers from time to time.
Short-Term Incentive Compensation
For 2024, each of our executive officers was eligible to earn performance-based, short-term incentive compensation based on pre-set quantitative performance goals. In February 2024, our compensation committee established Mr. Pacala’s target bonus opportunity for 2024 at 100% of his annual base salary, Mr. Frichtl’s target bonus opportunity for 2024 at 50% of his annual base salary and Ms. Chung’s target bonus opportunity for 2024 at 50% of her annual base salary. In early 2025, our compensation committee determined that the financial metrics for 2024 were achieved at 99.81%. The bonuses set forth in the 2024 Summary Compensation Table were paid in cash in March 2025.

Equity Compensation
We grant equity awards, typically comprised of restricted stock or restricted stock units, to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our stockholders.
In March 2024, our compensation committee granted Mr. Pacala 138,478 shares of restricted stock, Mr. Frichtl 92,319 shares of restricted stock and Ms. Chung 60,930 shares of restricted stock. Each award of restricted stock vests as to 50% of the shares comprising the award on each of December 11, 2024 and September 11, 2025, in each case, subject to continued service to us through the applicable vesting date.
Also in March 2024, our compensation committee granted Ms. Chung 15,000 fully vested restricted stock units.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match 4% of a participant’s annual eligible contribution to the 401(k) plan, up to the IRS limit. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.
Perquisites and Other Personal Benefits
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. We did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to other employees in 2024.
Outstanding Equity Awards at Fiscal Year-End 2024
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024. All amounts in the table are reported after giving effect to our 1 for 10 reverse stock split completed on April 21, 2023.

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Per Share Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Angus Pacala	10/2/2020	435,976	—	2.13	10/1/2030
	10/2/2020	435,975	—	14.22	10/1/2030	—	—
	3/28/2024(2)					69,239	846,101
Mark Frichtl	10/2/2020	316,434	—	2.13	10/1/2030
	10/2/2020	316,433	—	14.22	10/1/2030	—	—
	3/28/2024(2)					46,160	564,075
Megan Chung	6/11/2021(3)					925	11,304
	8/10/2022(4)					675	8,249
	1/25/2023(4)					8,333	101,829
	3/16/2023(3)					40,500	494,910
	3/28/2024(2)					30,465	372,282

(1)	Amounts calculated based on the $12.22 closing trading price of our common stock as of December 31, 2024.

(2)	The shares of restricted stock will vest in full on September 11, 2025, subject to continued service to us through the vesting date.
(3)
Restricted stock units vest in substantially equal quarterly installments through the fourth anniversary of the vesting commencement date, subject to continued service to us through the applicable vesting date.

(4)
Restricted stock units vest in substantially equal quarterly installments through the third anniversary of the vesting commencement date, subject to continued service to us through the applicable vesting date.

Executive Compensation Arrangements
Employment Arrangements
We have entered into an offer letter agreement with Ms. Chung. While nothing remains executory under Ms. Chung’s offer letter, the letter sets forth the terms and conditions of her employment with us, including her initial base salary, target bonus opportunity, initial equity grants and employee benefits eligibility. None of our named executive officers are entitled to severance or other payments in connection with a termination of employment or change in control of the Company.

PAY VERSUS PERFORMANCE (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(3) ($)	Net Loss (in thousands)(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	1,910,447	2,295,093	1,237,208	1,564,845	9.05	(97,045)
2023	1,056,962	598,839	2,486,737	946,121	14.75	(374,110)
2022	166,400	(21,360,073)	2,223,570	(794,923)	16.60	(138,560)

(1)
Mr. Pacala served as principal executive officer (PEO) for 2024, 2023 and 2022. Our non-PEO named executive officers (NEOs) included Mr. Frichtl and Ms. Chung for 2024, Mark Weinswig, Mr. Spencer, Anna Brunelle and Adam Dolinko for 2023, and Ms. Brunelle and Nathan Dickerman for 2022. Amounts shown reflect Summary Compensation Table total compensation for our PEO and NEOs in each year.

(2)
The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year-end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when, or at what intrinsic value they will actually vest.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2024
SCT Total	$1,910,447
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(1,099,515)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$846,101
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$0
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$666,772
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(28,711)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0
Compensation Actually Paid	$2,295,093

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2024
Average SCT Total	$1,237,208
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(667,949)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$468,179
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$114,735
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$428,495
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(15,823)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0
Average Compensation Actually Paid	$1,564,845

The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. For our stock options valued using the Black-Scholes formula, this resulted in expected term assumptions ranging between 0.50 and 7.42 years, expected volatilities between 83% and 109%, and risk-free rates between 3.3% and 5.2% for fiscal 2024 CAP calculations.
(3)
Total Shareholder Return (TSR) represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on the last trading day of fiscal year 2021 through the end of the applicable fiscal year. The Company has not paid a dividend during that time.

(4)	The dollar amounts reported represent the net loss reflected in the Company’s audited financial statements for the applicable year.
CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2022-2024.

CAP vs. TSR
2022
2023
2024
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($20.0)
($25.0)
($ millions)
$60
$50
$40
$30
$20
$10
$0
2022
2023
2024
CAP to PEO
Avg CAP to Non-PEO NEOs
Ouster TSR

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Loss during the period 2022-2024.

CAP vs. Net Income
2022
2023
2024
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($20.0)
($25.0)
Compensation Actually Paid (CAP) ($ millions)
$0
-$50
-$100
-$150
-$200
-$250
-$300
-$350
-$400
Net Income ($ millions)
CAP to PEO
Avg CAP to Non-PEO NEOs
Net Income

DIRECTOR COMPENSATION
For fiscal year 2024, directors who were executives of the Company were not eligible to receive additional compensation for their services as directors.
We maintain our Third Amended and Restated Non-Employee Director Compensation Program (the “Non-employee Director Compensation Program”) for our non-employee directors, which was most recently amended in April 2024. Pursuant to the Non-Employee Director Compensation Program, our non-employee directors receive cash compensation as follows:
•	Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.
•	Any chair of our Board receives an additional annual cash retainer in the amount of $60,000 per year.
•	Any Lead Director and, effective in 2024, any Vice Chair receives an additional annual cash retainer in the amount of $60,000 per year.
•
The chair of the audit committee receives additional annual cash compensation in the amount of $20,000 per year for such chair’s service on the audit committee. Each non-chair member of the audit committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.

•
The chair of the compensation committee receives additional annual cash compensation in the amount of $15,000 per year for such chair’s service on the compensation committee. Each non-chair member of the compensation committee receives additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•
The chair of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $10,000 per year for such chair’s service on the nominating and corporate governance committee. Each non-chair member of the nominating and corporate governance committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the nominating and corporate governance committee.

•
Each non-employee director may also elect to receive all or part of his or her annual cash retainer in the form of restricted stock units under our 2021 Incentive Award Plan or, effective in 2024 and to the extent permitted, the Velodyne Plan. Elections to convert all or a portion of the annual cash retainer into restricted stock units must generally be made on or prior to December 31 of the year prior to the year in which the annual cash retainer is scheduled to be paid, or such earlier deadline as established by our Board of Directors or compensation committee. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into restricted stock units, provided that the election is made prior to the date the individual becomes a non-employee director. Restricted stock units granted in lieu of all or a portion of the annual cash retainer are fully vested on the date of grant, with the number of restricted stock units determined by dividing the amount of the applicable portion of the annual cash retainer by the average closing trading price of our common stock over the 30 days immediately preceding the date of grant.

Under the Non-Employee Director Compensation Program, upon the initial appointment or election of a non-employee director, the director will automatically be granted under our 2021 Incentive Award Plan or, effective in 2024 and to the extent permitted, the Velodyne Plan (a) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) $300,000 by (ii) the fair market value of a share of our common stock as of the date of grant that vests in equal quarterly installments over three years and (b) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) the product of $175,000 multiplied times a fraction, the numerator of which is the number of full months between the date of appointment or election and the scheduled date of our next annual stockholder meeting, and the denominator of which is 12, by (ii) the fair market value of a share of our common stock as of the date of grant that vests in equal quarterly installments through the date of the next annual stockholders meeting. Additionally, on the date of each annual stockholders meeting, each non-employee director automatically will be granted an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (a) $175,000 by (b) the fair market value of our common stock as of the date of grant that vests in equal quarterly installments through the earlier of the first anniversary of the date of grant or the next annual stockholders meeting.
Additionally, the Non-Employee Director Compensation Program provides that non-employee directors may elect to defer all or part of the settlement of restricted stock units granted to them.
In the event of a change in control, all restricted stock units and other equity-based awards held by any non-employee director, will vest immediately prior to such change in control.
Director Compensation Table for Fiscal 2024
The following table contains information concerning the compensation of our non-employee directors in fiscal 2024:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Virginia Boulet	50,000	154,989	204,989
Susan Heystee	125,000	173,311	298,311
Ernest E. Maddock	66,000	154,989	220,989
Karin Rådström(3)	36,834	169,019	205,853
Kristin Slanina(3)	47,326	154,989	202,315
Theodore L. Tewksbury, Ph.D.	101,984	154,989	256,973
Riaz Valani(4)	—	—	—
Christina C. Correia(5)	7,880	409,831	417,711
Stephen A. Skaggs(5)	7,250	409,831	417,081

(1)
Each of Mses. Heystee and Rådström elected to receive their annual retainers in fully-vested restricted stock units in lieu of cash. The amounts reported reflect the cash fees that would have been paid had the director not been granted restricted stock units in lieu of annual retainers, and the grant date fair value of the restricted stock units that is in excess of the amount of cash fees foregone is reported in the Stock Awards column. Our non-employee directors were also able to defer delivery of the shares underlying vested restricted stock units. As of December 31, 2024, Mr. Tewksbury held 26,222 vested restricted stock units, respectively, for which delivery of the underlying shares has been deferred.

(2)
Amounts reflect the full grant-date fair value of stock awards granted during fiscal 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to our non-employee directors in Note 11 of our financial statements included in our Form 10-K.

The table below shows the aggregate numbers of shares underlying unvested restricted stock units held as of December 31, 2024 by each non-employee director who was serving as of December 31, 2024. Our non-employee directors did not hold any options or other equity awards that were subject to vesting as of December 31, 2024.

Name	Restricted Stock Units Outstanding at Fiscal Year End
Virginia Boulet	7,598
Susan Heystee	7,598
Ernest E. Maddock	7,598
Karin Rådström	8,198
Kristin Slanina	7,598
Theodore L. Tewksbury, Ph.D.	7,598
Christina C. Correia.	58,132
Stephen A. Skaggs	58,132

(3)	Mses. Rådström and Slanina resigned from our Board effective November 4, 2024.
(4)
Mr. Valani waived his right to receive all cash retainers and restricted stock unit awards under our Non-Employee Director Compensation Program for fiscal 2023 and fiscal 2024. Mr. Valani resigned effective November 26, 2024.

(5)	Ms. Correia and Mr. Skaggs commenced service on our Board effective November 4, 2024.

EQUITY COMPENSATION PLAN INFORMATION
Securities authorized for issuance under the Company’s equity compensation plans (As of December 31, 2024):

Plan category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column)
Equity compensation plans approved by security holders(1)	5,513,118(2)	7.55(3)	3,232,907(4)
Equity compensation plans not approved by security holders	—	$—	—

(1)
Consists of the Ouster, Inc. 2021 Incentive Award Plan (“2021 Plan”), Velodyne 2020 Equity Incentive plan (the “Velodyne Plan”), Ouster, Inc. 2022 Employee Stock Purchase Plan (“ESPP”), Ouster Inc. Amended and Restated 2015 Stock Plan (“2015 Plan”) and Sense Photonics, Inc. 2017 Equity Incentive Plan and (“Sense Plan”).

(2)
Consists of 3,464,764 restricted stock units, 293,330 shares of restricted stock and options to purchase 1,755,024 shares of our common stock. Does not include shares of our common stock that could be issued in connection with the offer period under our ESPP that was ongoing as of December 31, 2024.

(3)
As of December 31, 2024, the weighted-average exercise price of outstanding options under the 2015 Plan was $7.31 and the weighted-average exercise price of outstanding options under the Sense Plan was $52.40. Outstanding restricted stock units and restricted stock awards subject to time-based vesting do not have an exercise price and therefore are not included in the calculation of the weighted-average exercise price.

(4)
In addition to shares listed in the above table, the number of shares authorized under our 2021 Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 5% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our board of directors. The number of shares authorized under our Velodyne 2020 Plan will increase on the first day of each calendar year beginning on January 1, 2021 and ending on (and including) January 1, 2030, equal to the lesser of (A) 820,400 shares of common stock and (B) such lesser number of shares as determined by our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined in accordance with the rules of the SEC. Under such SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 53,792,598 shares of common stock outstanding as of April 10, 2025.
Unless otherwise indicated, the address of all listed stockholders is 350 Treat Avenue, San Francisco, California 94110. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
The Vanguard Group(1)	3,478,944	6.47%
BlackRock, Inc.(2)	3,072,558	5.71%
Named Executive Officers and Directors
Angus Pacala(3)	1,641,908	3.00%
Mark Frichtl(4)	1,145,988	2.11%
Megan Chung(5)	97,595.8	*
Virginia Boulet(6)	204,486	*
Christina C. Correia(7)	14,607	*
Susan Heystee(8)	118,611.8	*
Ernest E. Maddock(9)	65,322	*
Stephen A. Skaggs(10)	14,607	*
Theodore L. Tewksbury, Ph.D.(11)	109,697	*
All current executive officers and directors as a group (11 individuals)(12)	3,669,999.60	6.63%

*	Less than one percent.
1.
Based on a Schedule 13G/A filed with the SEC on November 12, 2024. The Vanguard Group, Inc. (“Vanguard”) reported shared voting power over 28,281 shares of common stock, sole dispositive power over 3,435,925 shares of common stock, and shared dispositive power over 43,019 shares of common stock. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported beneficially owned by Vanguard. The principal business office address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

2.
Based solely on the Schedule 13G filed by BlackRock, Inc. on November 8, 2024. BlackRock, Inc. reported sole voting power over 3,025,344 shares of common stock and sole dispositive power over 3,072,558 shares of common stock. The principal business office address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

3.	Consists of 769,957 shares of common stock and 871,951 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 10, 2025.
4.	Consists of 513,121 shares of common stock and 632,867 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 10, 2025.
5.	Consists of 97,595.80 shares of common stock as of April 10, 2025.
6.	Consists of 204,486 shares of common stock as of April 10, 2025.
7.	Consists of 7,303 shares of common stock and 7,304 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
8.	Consists of 118,611.80 shares of common stock as of April 10, 2025.

9.	Consists of 65,322 shares of common stock as of April 10, 2025.
10.	Consists of 7,303 shares of common stock and 7,304 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
11.	Consists of 79,676 shares of common stock and 30,021 shares of common stock for which settlement is deferred and may occur within 60 days of April 10, 2025.
12.
Consists of 2,120,552.60 shares of common stock; 1,504,818 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 10, 2025, 14,608 shares of common stock issuable upon vesting of restricted stock units as of or within 60 days of April 10, 2025 and 30,021 shares of common stock for which settlement is deferred and may occur within 60 days of April 10, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•	any person who is, or at any time during the applicable period was, one of our executive officers, directors or nominees to become a director;
•	any person who is known to be the beneficial owner of more than 5% of any class our voting stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer, nominee or beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or beneficial owner of more than 5% of our voting stock; or

•
any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in any class of our voting stock.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee has the responsibility to review related person transactions.
TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS
Other than our compensation arrangements with directors and executive officers described elsewhere in this proxy statement and indemnification agreements with each of our directors and executive officers, the following are certain transactions since January 1, 2023 and currently proposed transactions, to which we were a participant or will be a participant, in which: (1) the amount involved exceeded or will exceed $120,000, and (2) any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities, had or will have a direct or indirect material interest.
Registration Rights
On March 11, 2021, Ouster, Colonnade Sponsor LLC (the “Sponsor”), Colonnade WPB LLC (the “Sponsor PIPE Purchaser”), certain members of the Sponsor and the Sponsor PIPE Purchaser and certain former stockholders of our subsidiary, Ouster Technologies, Inc. entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Such parties have registration rights to require the Company to register a sale of any of our securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to future registration statements. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The Registration Rights Agreement expires in March 2026.

OTHER MATTERS
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2024 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2024 other than one late Form 4 reporting one transaction for Karin Radstrom; one late Form 4 reporting one transaction for Susan Heystee; one late Form 4 reporting one transaction for Kristin Slanina; one late Form 4 reporting one transaction for Theodore Tewksbury, Ph.D.; one late Form 4 reporting one transaction for Ernest E. Maddock; one late Form 4 reporting one transaction for Virgina Boulet; and one late Form 4 reporting two transactions for Megan Chung.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the year ended December 31, 2024, Susan Heystee, Ernest E. Maddock, Kristin Slanina and Stephen A. Skaggs served on the Compensation Committee of the Board. No member of our Compensation Committee is an officer or employee of the Company. During the year ended December 31, 2021, Susan Heystee served as Interim Chief Revenue Officer of the Company. Ms. Heystee did not serve on the Compensation Committee during the period that she served as Interim Chief Revenue Officer.
During the year ended December 31, 2024, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 350 Treat Avenue, San Francisco, California 94110 in writing not later than December [  ], 2025 (which is 120 days prior to April [  ], 2026, the one-year anniversary of the mailing of the Company’s 2025 definitive proxy statement).
Stockholders intending to present a proposal at the 2026 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of the stockholder’s intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 annual meeting of stockholders no earlier than February 18, 2026 and no later than March 20, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 annual meeting of stockholders is more than 30 days before or more than 60 days after June 18, 2026, then our Secretary must receive such written notice not later than the 90th day prior to the 2026 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
OUSTER’S ANNUAL REPORT ON FORM 10-K
A copy of Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules, but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 21, 2025 without charge upon written request addressed to Ouster, Inc., Attention: Secretary, 350 Treat Avenue, San Francisco, California 94110. A reasonable fee will be charged to the stockholder for copies of the aforementioned exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at www.ouster.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,
Megan Chung
General Counsel and Secretary

San Francisco, California
April [  ], 2025

Annex A
OUSTER, INC.
AMENDMENT TO the Certificate of Incorporation

Amended to include a new Article XIV that reads as follows:
“ARTICLE XIV
No officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article XIV, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article XIV, shall not adversely affect any right or protection of an officer of the Corporation, as applicable, with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article XIV to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”
A-1

OUSTER

OUSTER, INC.
350 TREAT AVENUE
SAN FRANCISCO, CA 94110

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OUST2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73896-P33488

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OUSTER, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Christina C. Correia
02) Stephen A. Skaggs
03) Ernest E. Maddock

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V73897-P33488

OUSTER, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 18, 2025, 10:00 A.M. PACIFIC TIME

The undersigned stockholder(s) hereby appoint(s) Angus Pacala and Megan Chung, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ouster, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on Wednesday, June 18, 2025, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/OUST2025, and any continuation, adjournment or postponement thereof. All proxies heretofore given by the undersigned in respect of the Annual Meeting are hereby revoked.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE